MARCH 1, 2022
SUPPLEMENT TO
HARTFORD MULTI-STRATEGY FUNDS PROSPECTUS
DATED MARCH 1, 2022
IMPORTANT NOTICE REGARDING NAME CHANGE
This Supplement contains new and additional information regarding The Hartford Global Real Asset Fund and should be read in connection with your Statutory Prospectus.
Effective May 2, 2022, The Hartford Global Real Asset Fund (the “Fund”) is changing its name to Hartford Real Asset Fund and the Fund’s wholly owned Cayman Islands subsidiary is changing its name from The Hartford Cayman Global Real Asset Fund, Ltd. to Hartford Cayman Real Asset Fund, Ltd. As a result of the Fund’s name change, the Fund is also changing its allocation to foreign securities. These changes are not expected to materially affect the Fund’s current portfolio holdings. Accordingly, the above referenced Statutory Prospectus is revised as follows:
(1) Effective May 2, 2022, references to The Hartford Global Real Asset Fund and Global Real Asset Fund are deleted and replaced with Hartford Real Asset Fund (formerly, The Hartford Global Real Asset Fund) and Real Asset Fund, respectively.
(2) Effective May 2, 2022, in the section entitled “The Hartford Global Real Asset Fund Summary Section –  Principal Investment Strategy” in the above referenced Statutory Prospectus, the reference to The Hartford Cayman Global Real Asset Fund, Ltd. is deleted and replaced with Hartford Cayman Real Asset Fund, Ltd.
(3) Effective May 2, 2022, in the section entitled “The Hartford Global Real Asset Fund Summary Section –  Principal Investment Strategy” in the above referenced Statutory Prospectus, the fifth paragraph is deleted in its entirety and replaced with the following:
The Fund may invest up to 50% of its net assets in securities of foreign issuers, including non-dollar securities and securities of emerging market issuers. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7594
March 2022